UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

The RealReal, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 600

San Francisco, CA 94133

(Address of Principal Executive Offices, including Zip Code)

(855) 435-5893

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

The RealReal, Inc. (the “Company” or “The RealReal”) is filing this Current Report on Form 8-K/A solely to correct an error in the table reflecting the reconciliation of GAAP net loss to non-GAAP diluted net loss disclosed in a press release issued on November 4, 2019 announcing the Company’s financial results for the quarterly period ended September 30, 2019 (the “Original Press Release”) which calculated non-GAAP net loss per share, basic and diluted, using “net loss attributable to common stockholders” instead of “net loss.”

The Company has not made changes to the other information furnished with the original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2019, The RealReal issued the Original Press Release announcing its financial results for the quarter ended September 30, 2019. The following presents the corrected reconciliation of GAAP net loss to non-GAAP diluted net loss.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Numerator
Net loss	$(25,274)	$(21,885)	$(75,371)	$(53,586)
Stock-based compensation, including compensation expense related to stock sales by current and former employees	2,520	1,587	5,735	2,813
Provision for income taxes	(8)	37	51	37
Accretion of redeemable convertible preferred stock	—	(3,200)	(3,355)	(5,651)
Remeasurement of preferred stock warrant liability	—	206	2,100	338

Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$(22,762)	$(23,255)	$(70,840)	$(56,049)

Denominator
Weighted-average common shares outstanding used to calculate Non-GAAP net loss attributable to common stockholders per share, basic and diluted	84,634,956	8,349,403	34,556,485	8,321,296

Non-GAAP net loss per share, basic and diluted	$(0.27)	$(2.79)	$(2.05)	$(6.74)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: November 5, 2019	By:	/s/ Matt Gustke
Matt Gustke
Chief Financial Officer